SEASONS SERIES TRUST
Supplement to the Statutory Prospectus Dated July 28, 2011
(as supplemented January 10, 2012)
Effective immediately, Focus Value Portfolio (the “Portfolio”). In the Portfolio Summary, in the Investment Adviser section, with regard to Northern Trust Investments, Inc. (“NTI”) all reference to Stephen G. Atkins is deleted in its entirety and supplemented with the following:

	Portfolio Manager of
Name	the Portfolio Since	Title
Donna Renaud	2012	Senior Vice President and Managing Director, Large Cap Value Equity Team
In the Management section under Information about the Subadvisers, the portfolio manager information for the Portfolio is deleted in its entirety and replaced with the following:
“The Focus Value Portfolio is managed by Donna Renaud. Ms. Renaud joined NTI in 2004 and has concentrated n equity and fixed income analysis and portfolio for both institutional and high net worth clients. She is experienced in managing portfolios focused in the large-cap, small-cap and micro-cap sectors of the market, as well as diversified and concentrated portfolio structures. Ms. Renaud currently serves as Senior Vice President and Managing Director of NTI’s portfolio management team providing large cap value equity management and serves as the Chair of the Fixed Income Committee which sets all strategy and policy for the NTI large cap value balanced product.”
Date:     March 6, 2012
Versions:       Statutory Combined Master

SEASONS SERIES TRUST
Supplement to the Statement of Additional Information
dated July 28, 2011 (as supplemented January 10, 2012)
Effective immediately, under the heading PORTFOLIO MANAGERS, under the section Other Accounts with regard to Northern Trust Investments, Inc. (“NTI”) all reference to Stephen G. Atkins is deleted and the chart is supplemented with the following:

Other Accounts
(As of March 31, 2011)*
			Registered Investment		Pooled Investment
			Companies		Vehicles		Other Accounts
	Advisers/		No. of	Assets	No. of	Total Assets	No. of	Total Assets
Portfolio	Subadviser	Portfolio Managers	Accounts	(in $ millions)	Accounts	(in $millions)	Accounts	(in $millions)
Focus Value	NTI	Renaud, Donna	1	$124.3	—	—	—	—

*	Information provided with respect to Ms. Renaud is as of December 31, 2011.
Date: March 6, 2012